Aegis Funds (the “Trust”)

Aegis Value Fund (the “Fund”)

Supplement dated January 22, 2019
to the
Statement of Additional Information (“SAI”) dated April 30, 2018, as amended

Effective November 16, 2018, Mr. Justin Harrison has been added as the Chief Compliance Officer, Treasurer and Secretary of the Trust.  The following replaces the information in the “Management of the Fund—Officer of the Trust who is not also a Trustee” portion of the Trustee and Officer table on page 14 of the Fund’s SAI:

Name, Year of Birth, and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Officer of the Trust who is not also a Trustee
Justin P. Harrison Born: 1973 c/o Aegis Financial Corporation 6862 Elm Street, Suite 830 McLean, VA 22101	Chief Compliance Officer, Treasurer and Secretary	Since November 2018
Chief Operating Officer and Chief Compliance Officer of Aegis Financial Corporation since 2018; Interim Chief Financial Officer of SquirrelWerkz (a cyber- economic threat intelligence products and services company) (2018); Senior Analyst, Sheffield Asset Management, LLC (an investment management firm) (2017-2018); Partner & Senior Analyst, Ramsey Asset Management, LLC (an employee-owned hedge fund sponsor) (2007-2016).
			N/A	N/A

The first paragraph of the “Investment Advisory and Other Services” section on page 20 of the Fund’s SAI is hereby deleted and replaced with the following:

“Investment Advisor of the Fund.  The Fund is advised by Aegis Financial Corporation (the “Advisor”), under an Investment Advisory Agreement initially approved for a two-year period by the Board of Trustees on October 21, 2013 and approved for a two-year period by the Fund’s initial shareholder on February 25, 2014.  The Investment Advisory Agreement became effective on February 25, 2014, and continued in effect for a two-year period. Thereafter, the Investment Advisory Agreement continues in effect from year to year as long as the continuance is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund, and (ii) by a vote of the majority of the Independent Trustees.  The Advisor is a value-oriented investment firm founded in 1994.  Each of the principals of the Advisor serves as an officer and director of the Advisor.  Scott L. Barbee serves as President and a director of the Advisor, and also serves as President and Trustee of the Trust.  Justin P. Harrison serves as Chief Operating Officer and Chief Compliance Officer of the Advisor, and also serves as Chief Compliance Officer, Secretary and Treasurer to the Trust.  Scott L. Barbee is the sole stockholder of the Advisor and is therefore considered to be a “controlling person” of the Advisor.”

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Please keep this supplement for further reference.